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Exhibit 99.4

                    NOTICE TO RESIGN FROM BOARD OF DIRECTORS




ISSUED TO:                 MKA Capital Inc.
                           2405 -  300 Hua Hai Road, Shanghai, PR China 200021



DATE OF NOTICE:   May 25, 2006




         I hereby tender my Resignation from the Board of Directors of MKA Capital Inc, and any titles and committees to which I have been elected, to take effect on the Closing date of the Share Exchange Agreement between the company, Mr. Jack Chen, Mr. Yiu Lo Chung, Mr. Guy Waters and Mr. Moredechay Kraselnick.




         William Huang                         /s/ William Huang
         _____________________________         _______________________________
         name of member                        signature of member